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                                    DONOVAN
                             TERMINATION AGREEMENT
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                               Table of Contents

                                                                        Page

ARTICLE I.   INTERPRETATIONS AND DEFINITIONS.............................  1
             Section 1.1  Interpretations................................  1

ARTICLE II.  DONOVAN GROUP OPERATIONS DOCUMENTS..........................  2
             Section 2.1  Northshore Assignment and Assumption...........  2
             Section 2.2  OMA Medical Director Agreement.................  2
             Section 2.3  PhysiCare Medical Director Agreement...........  2
             Section 2.4  OMA Contract for Services......................  2
             Section 2.5  Northshore Contract for Services...............  3
             Section 2.6  Tail Insurance.................................  3

ARTICLE III. REPRESENTATIONS AND WARRANTIES..............................  3
             Section 3.1  Representations and Warranties of Donovan Group  3

ARTICLE IV. INDEMNIFICATION..............................................  4
            Section 4.1   Donovan Group's Indemnity......................  4
            Section 4.2   Conditions of Indemnification..................  5
            Section 4.3   Remedies Not Exclusive.........................  5
            Section 4.4   Miscellaneous..................................  5
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                         DONOVAN TERMINATION AGREEMENT

          DONOVAN TERMINATION AGREEMENT ("Agreement") is made and entered into as of December 12, 1997 (the "Closing"), by and among:

          .    PhysiCare, L.L.P. ("PhysiCare")
          .    William F. Donovan, M.D. ("Physician")
          .    Northshore Orthopedics Assoc. ("Northshore")
          .    Occupational Medicine Associates of Houston, P.A. ("OMA")
               (PhysiCare, Physician, OMA and Northshore are sometimes collectively referred to as "Donovan Group")

                                    RECITALS

          WHEREAS, Physician is sole shareholder of OMA and Northshore; and

          WHEREAS, OMA and Northshore are the general partners of PhysiCare; and

          WHEREAS, on May 11, 1995 but effective as of March 1, 1995 (the "Closing Date") Donovan Group entered into a series of transactions restructuring the relationships of the Donovan Group; and

          WHEREAS, in connection with a restructuring the Donovan Group now wish to terminate those certain agreements listed on Exhibit A attached hereto;

          WHEREAS, the parties mutually agree that it is in the best interest of all parties to terminate such agreements and responsibilities except as contemplated hereby.

                                   AGREEMENTS

          NOW THEREFORE, in consideration of the covenants and agreements, representations and warranties hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.
                        INTERPRETATIONS AND DEFINITIONS

          Section 1.1 Interpretations. For purposes of this Agreement, unless the context otherwise is stated or is required for consistent interpretation of this Agreement, the following terms shall have the effect stated thereafter:

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               A. "Donovan Group" when used with respect to a covenant or agreement or representation or warranty given by Donovan Group shall mean that PhysiCare, Physician, OMA and Northshore shall have joint and several liability with respect to any such covenant or agreement and when used with respect to any waiver or release or forbearance given by or agreed to by the Donovan Group shall mean that each of PhysiCare, Physician, OMA and Northshore independently give such release or waiver or forbearance and when used with respect to receiving any benefit or right by the Donovan Group shall mean that the benefit or right shall flow to PhysiCare, Physician, OMA and Northshore and be enforceable by any of such parties without the necessity of the joinder of the others in such enforcement action.

                                  ARTICLE II.
                       DONOVAN GROUP OPERATIONS DOCUMENTS

          Section 2.1 Northshore Assignment and Assumption. Concurrently herewith, PhysiCare is executing and delivering to Northshore a Bill of Sale, Assignment & Assumption of Assets, a form of which is attached hereto as Exhibit B whereby those certain Assets of PhysiCare described therein are being transferred and assigned by PhysiCare to Northshore and Northshore is assuming those certain liabilities and obligations of PhysiCare described therein, Northshore is assuming certain indebtedness of PhysiCare, as described therein, and Northshore is assuming those certain employment and other contractual agreements of PhysiCare, as described therein.

          Section 2.2 OMA Medical Director Agreement. In connection with the proposed dissolution of OMA, Physician and OMA mutually agree to terminate and cancel the OMA Medical Director Agreement, and OMA and Physician each release the other from any liabilities and obligations thereunder, except, provided however, the termination of the OMA Medical Director Agreement shall not release either party from its obligations and liabilities under Section 5.3, and Section 6 of the OMA Medical Director Agreement.

          Section 2.3 PhysiCare Medical Director Agreement. Physician and PhysiCare hereby agree to mutually terminate and cancel the PhysiCare Medical Director Agreement, and Physician and PhysiCare each release the other from any liabilities and obligations thereunder, except, provided however, the termination of the PhysiCare Medical Director Agreement shall not release either party from its obligations and liabilities under Section 3.5 (assumed by PhysiCare), and Section 9 of the PhysiCare Medical Director Agreement.

          Section 2.4 OMA Contract for Services. In connection with the proposed dissolution of OMA, OMA and PhysiCare mutually agree to terminate and cancel the OMA Contract for Services, and OMA and PhysiCare each release the other from any liabilities and obligations thereunder, except, provided, however, the termination of the OMA Contract for Services shall not release either party from its obligations and liabilities under Section 7 (assumed by PhysiCare) and Section 11 (subject to the provisions of Article IV of this Agreement) of the OMA Contract for Services.

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          Section 2.5  Northshore Contract for Services.  PhysiCare and
Northshore mutually agree to terminate and cancel the Northshore Contract for Services, and PhysiCare and Northshore each release the other from any liabilities and obligations thereunder, except, provided, however, the termination of the Northshore Contract for Services shall not release either party from its obligations and liabilities under Section 7 (assumed by PhysiCare) and Section 11 (subject to the provisions of Article IV of this Agreement) of the Northshore Contract for Services.

          Section 2.6 Tail Insurance. Donovan Group covenants and agrees to obtain all tail insurance required in those certain agreements listed in Exhibit
A. Donovan Group shall present evidence of such tail insurance at the Closing. The cost of such tail insurance shall be borne by PhysiCare.


                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

          Section 3.1 Representations and Warranties of Donovan Group. As of the date hereof Donovan Group hereby represents and warrants the following. They are deemed material and shall survive the Closing.

               A. Capacity. Each member of the Donovan Group is duly qualified, and licensed under all applicable laws, regulations, ordinances, and orders of governmental authorities to own the properties and conduct their business in the place and in the manner now conducted.

               B. Consents; Absence of Conflicts With Other Agreements, Etc. The execution, delivery, and performance of this Agreement by Donovan Group and the consummation of the transactions contemplated herein by Donovan Group:

               1. do not require any approval, consent of, or filing with any person or entity not a party hereto;

               2. will neither conflict with nor result in any breach or contravention of, nor permit the acceleration of the maturity of, or the creation of any lien under, any indenture, mortgage, agreement, lease, contract, instrument, or understanding to which Donovan Group is a party or by which any member of the Donovan Group is bound, except as expressly provided herein to the contrary;

               3. will not violate any judgment, decree, order, writ, or injunction of any court or governmental authority to which any member of the Donovan Group may be subject;

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               4.  will not violate any provision of the applicable articles of incorporation, by-law, partnership agreement, or any other document or agreement relating to the formation or operation of any member of the Donovan Group;

               5. have been authorized by all appropriate boards or shareholders or partners and are and will constitute the valid and legally binding obligation of the Donovan Group, enforceable in accordance with the terms of this Agreement.

               C. Full Disclosure. This Agreement and Schedules hereto and all other documents and information furnished by Donovan Group or its representatives do not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made and to be made not misleading in any material respect. Copies of all documents and material information furnished pursuant to this Agreement are complete, true, and correct in all material respects.


                                  ARTICLE IV.
                                INDEMNIFICATION

          Section 4.1 Donovan Group's Indemnity. Subject to the terms and conditions of this Article IV, Donovan Group agrees to indemnify, defend and hold Integrated Orthopaedics, Inc. and IOI Management Services of Houston, Inc. ("IOI Group") and their officers, directors, agents, attorneys and affiliates harmless from and against all losses, claims, obligations, demands, assessments, penalties, liability, costs, damages, reasonable attorneys' fees and expenses (collectively, "Damages"), asserted against or incurred by IOI Group or against either member of IOI Group separately, by reason of or resulting from any of the following:

                A. A breach by Donovan Group of any representation, warranty or covenant contained herein or in any agreement executed pursuant hereto;

                B. Any malpractice claim relating to medical services delivered by Donovan Group, and all general liability claims arising out of or relating to occurrences of any nature relating to the Donovan Group (except OMA) prior to the Closing, whether any such claims are asserted prior to or after the Closing;

                C. Any failure by Donovan Group to pay any of the Assumed Liabilities described in the Bill of Sale, Assignment and Assumption of Assets Agreement in Exhibit B.

                D. Any undisclosed liability or claim which is made against any member of the Donovan Group (except OMA).

                E. Without limiting A. through D. above, the billing and claims practices, inclusive of all payors, of PhysiCare, related to service rendered at the offices of

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           Northshore and Physician during the period beginning March 1, 1995 and ending the date hereof.

          Section 4.2 Conditions of Indemnification. The respective obligations and liabilities of Donovan Group (the "indemnifying party") to IOI Group (the "party to be indemnified") under Sections 4.1 and 4.2, respectively, hereof with respect to claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:

               A. Within 20 days (or such earlier time as might be required to avoid prejudicing the indemnifying party's position) after receipt of notice of commencement of any action evidenced by service of process or other legal pleading, or with reasonable promptness after the assertion in writing of any claim by a third party, the party to be indemnified shall give the indemnifying party written notice thereof together with a copy of such claim, process or other legal pleading, and the indemnifying party shall have the right to undertake the defense thereof by representatives of its own choosing and at its own expense; provided, however, that the party to be indemnified may participate in the defense with counsel of its own choice and at its own expense.

               B. In the event that the indemnifying party, by the 30th day after receipt of notice of any such claim (or, if earlier, by the 10th day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, the party to be indemnified will (upon further notice to the indemnifying party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the indemnifying party and at the indemnifying party's expense, subject to the right of the indemnifying party to assume the defense of such claims at any time prior to settlement, compromise or final determination thereof.

               C. Anything in this Section 4.3 to the contrary notwithstanding, the indemnifying party shall not settle any claim without the consent of the party to be indemnified unless such settlement involves only the payment of money and the claimant provides to the party to be indemnified a release from all liability in respect of such claim. If the settlement of the claim involves more than the payment of money, the indemnifying party shall not settle the claim without the prior consent of the party to be indemnified.

               D. The party to be indemnified and the indemnifying party will each cooperate with all reasonable requests of the other.

          Section 4.3  Remedies Not Exclusive.  The remedies provided in this
Article IV shall not be exclusive of any other rights or remedies available by one party against the other, either at law or in equity.

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          Section 4.4  Miscellaneous.

          A. Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by the party against which enforcement of the amendment, modification or supplement is sought.

          B. Assignment. Neither this Agreement nor any right created hereby shall be assignable by any party hereto, except by IOI to a wholly-owned subsidiary of IOI.

          C. Notice. Any notice or communication must be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person. Such notice shall be deemed received on the date on which it is hand-delivered or on the third business day following the date on which it is so mailed. For purposes of notice, the addresses of the parties shall be:

               If to Donovan Group:  William F. Donovan, M.D.

                                     ----------------------------

                                     ----------------------------

               If to IOI Group:      Integrated Orthopaedics, Inc.
                                     5858 Westheimer, Suite 500
                                     Houston, TX  77057

               with a copy to:       Jenkens & Gilchrist,
                                     A Professional Corporation
                                     1100 Louisiana, Suite 1800
                                     Houston, Texas 77002
                                     Attn:  Larry L. Foust, Esq.

          Any party may change its address for notice by written notice given to the other parties.

          D. Confidentiality. The parties shall keep this Agreement and its terms confidential, but any party may make such disclosures after the Closing as it reasonably considers are required by law, but each party will notify the other parties in advance of any such disclosure. In the event that the transactions contemplated by this Agreement are not consummated for any reason whatsoever, the parties hereto agree not to disclose or use any confidential information they may have concerning the affairs of the other parties, except for information which is required by law to be disclosed. Confidential information includes, but is not limited to: customer lists and files, prices and costs, business and financial records, surveys, reports, plans, proposals, financial information, information relating to personnel contracts, stock ownership, liabilities and litigation. Should the transactions contemplated hereby not be consummated, nothing contained in this Section

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4.5D shall be construed to prohibit the parties hereto from operating a business in competition with each other.

          E. Entire Agreement. This Agreement and the exhibits hereto supersede all prior agreements and understandings relating to the subject matter hereof, except that the obligations of any party under any agreement executed pursuant to this Agreement shall not be affected by this Section 4.5E.

          F. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

          G. Specific Performance. Donovan Group acknowledges that a refusal by Donovan Group to consummate the transactions contemplated hereby, or a breach by Donovan Group of the provisions of this Agreement, will cause irrevocable harm to IOI Group, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult. Therefore, IOI Group shall be entitled, in addition to, and without having to prove the inadequacy of, other remedies at law, to specific performance of this Agreement, as well as injunctive relief (without being required to post bond or other security).

          H. Survival of Representations, Warranties and Covenants. Notwithstanding any investigation by any party thereto, the representations, warranties, covenants, and other agreements contained herein shall survive the Closing for a period (such period being referred to as the "Survival Period") ending on the expiration of sixty calendar months following the month in which the Closing shall occur, and all statements contained in any certificate, exhibit or other instrument delivered by or on behalf of Donovan Group or IOI Group pursuant to this Agreement shall be deemed to have been representations and warranties by Donovan Group or IOI Group, as the case may be, and shall survive the Closing and any investigation made by any party hereto or on its behalf for a period expiring upon completion of the Survival Period; provided, however, that all such representations and warranties shall survive for all claims which are asserted on or before the expiration of the Survival Period.

          I. Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the State of Texas.

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            J. Captions. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

            K. Counterparts; Facsimile Execution. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. A telecopy or facsimile transmission of a signed counterpart of this Agreement shall be sufficient to bind the party or parties whose signature(s) appear(s) thereon.

          IN WITNESS WHEREOF, the undersigned parties have hereunto duly executed this Agreement as of the date first written above.

                                  DONOVAN GROUP:

                                  PHYSICARE, L.L.P.


                                  By:   /s/ William F. Donovan
                                     ------------------------------------------
                                     Name:  William F. Donovan, M.D.
                                     Title: President of Occupational Medicine
                                            Associates of Houston, P.A.,
                                            Managing Partner of PhysiCare,
                                            L.L.P.


                                  NORTHSHORE ORTHOPEDICS ASSOC.


                                  By:   /s/ William F. Donovan
                                     ------------------------------------------
                                     Name:  William F. Donovan, M.D.
                                     Title: President


                                  OCCUPATIONAL MEDICINE ASSOCIATES OF
                                  HOUSTON, P.A.


                                  By:   /s/ William F. Donovan
                                     -------------------------------------------
                                     Name:  William F. Donovan, M.D.
                                     Title: President

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                                   EXHIBIT A

     OPERATIONS DOCUMENTS

     . Medical Director Agreement, executed March 29, 1994, but effective August 1, 1993, as amended by that certain First Amendment to the Medical Director Agreement, dated July 29, 1994, but effective August 1, 1993, by and between OMA and Physician (the "OMA Medical Director Agreement").

     . Professional Services Agreement Medical Director, executed April 15, 1997, by and between PhysiCare and Physician (the "PhysiCare Medical Director Agreement").

     . Contract for Services, executed May 11, 1995, by and between OMA and PhysiCare (the "OMA Contract for Services").

     . Contract for Services, executed May 11, 1995, by and between Northshore, Physician and PhysiCare (the "Northshore Contract for Services").
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                                   SCHEDULE B

                Bill of Sale, Assignment & Assumption of Assets